SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                      -------------------------------------
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      -------------------------------------
       Date of Report (date of earliest event reported): December 4, 2000


                                   VIACOM INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                 1-9553              04-2949533
          -------------------------------------------------------------
               (State or other     (Commission              (IRS Employer
               jurisdiction of     File Number)             Identification No.)
               incorporation)



                     1515 Broadway, New York, New York 10036
        -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code:(212) 258-6000



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Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (c) The following exhibit is filed as part of this report on Form 8-K:

          99.1 Investor Presentation Materials, dated December 4, 2000, for use at the UBS Warburg Media Conference 2000


Item 9.   Regulation FD Disclosure.
          -------------------------

          On December 4, 2000, Sumner M. Redstone, Chairman and Chief Executive Officer of the Registrant presented at the UBS Warburg Media Conference 2000. A copy of Mr. Redstone's presentation, appearing in Exhibit 99.1 hereto, pursuant to Regulation FD, is furnished and not filed.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIACOM INC.

Date:  December 4, 2000                 By:       /s/  Michael D. Fricklas
                                                  ----------------------------
                                        Name:     Michael D. Fricklas
                                        Title:    Executive Vice President,
                                                  General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    ------------

     99.1 Investor Presentation Materials, dated December 4, 2000, for use at the UBS Warburg Media Conference 2000